Loans Receivable, Net	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Loans Receivable, Net
(3)	Loans Receivable, Net:

The Company uses the following loan segments as described below:

•	One-to-four family first mortgages are closed-end loans secured by residential housing. Loans may be either owner or non-owner occupied properties. If the loan is owner-occupied, the loan is analyzed and under-written as a consumer loan. Loan terms may be up to 30 years.

•	Home equity lines of credit may be first or second mortgages secured by one-to-four family properties. Home equity loans carry a variable rate and typically are open ended for a period not to exceed ten years with a fifteen year final maturity. Loans secured by home equity lines of credit are under-written under the Company’s consumer loan guidelines.

•	Junior liens are closed-end loans secured by one-to-four family residences with a fixed or variable rate. Typically, the collateral for these loans are owner occupied units with a subordinate lien. Loans secured by junior liens are under-written under the Company’s consumer loan guidelines.

•	Multi-family loans are closed-end loans secured by residential housing with five or more units in a single building. Multi-family loans may carry a variable rate of interest or the interest rate on the loan is a fixed rate (usually five years). After the initial fixed rate period, the loan reverts to a variable rate or has balloon maturity. Multi-family loans have amortization terms of up to twenty years and are under-written under the Company’s commercial loan underwriting guidelines.

•	Constructions loans may consist of residential or commercial properties and carry a fixed or variable rate for the term of the construction period. Construction loans have a maturity of between twelve and twenty-four months depending on the type of property. After the construction period, loans are amortized over a twenty-year period. All construction loans are under written under the Company’s commercial loan underwriting guidelines for the type of property being constructed.

•	Land loans consist of properties currently under development, land held for future development and land held for recreational purposes. Land loans used for recreational purposes are amortized for twenty years and typically carry a fixed rate of interest for one-to-five years with a balloon maturity or floating rate period to follow and are under-written under the Company’s commercial loan underwriting guidelines.

•	Loans classified as farmland by the Company include properties that are used exclusively for the production of grain, livestock, poultry or swine. Loans secured by farmland have a maturity of up to twenty years and carry a fixed rate of interest for five to ten years. Loans secured by farmland are under-written under the Company’s commercial loan underwriting guidelines.

•	Non-residential real estate loans are secured by commercial real estate properties and may be either owner or non-owner occupied. The loans typically have a twenty year maturity and may be fixed for a period of five to ten years. After the initial fixed rate period, the note will either revert to a one year adjustable rate loan or have a balloon maturity. Loans secured by non-residential real estate are under-written under the Company’s commercial loan underwriting standards.

•	The Company originates secured and unsecured consumer loans. Collateral for consumer loans may include deposits, brokerage accounts, automobiles and other personal items. Consumer loans are typically fixed for a term of one to five years and are under-written using the Company’s consumer loan policy.

•	The Company originates unsecured and secured commercial loans. Secured commercial loans may have business inventory, accounts receivable and equipment as collateral. The typical customer may include all forms of manufacturing, retail and wholesale sales, professional services and various forms of agri-business interest. Commercial loans may be fixed or variable rate and typically have terms between one and five years.

Set forth below is selected data relating to the composition of the loan portfolio by type of loan at December 31, 2017 and December 31, 2016:

	December 31, 2017	December 31, 2016
Real estate loans:
One-to-four family (closed end) first mortgages	$163,565	147,962
Home equity lines of credit	35,697	35,684
Junior liens (closed end)	1,184	1,452
Multi-family	37,445	34,284
Construction	30,246	39,255
Land	14,873	23,840
Non-residential real estate	224,952	182,940
Farmland	36,851	47,796

Total mortgage loans	544,813	513,213
Consumer loans	8,620	8,717
Commercial loans	88,938	88,907

Total other loans	97,558	97,624

Total loans, gross	642,371	610,837
Deferred loan cost, net of fees	(443)	(439)
Less allowance for loan losses	(4,826)	(6,112)

Total loans	$637,102	$604,286

Although the Company has a diversified loan portfolio, 84.8% and 84.0% of the portfolio was concentrated in loans secured by real estate at December 31, 2017 and December 31, 2016, respectively. At December 31, 2017 and December 31, 2016, the majority of these loans are located within the Company’s general operating areas of Western Kentucky and Middle and Western Tennessee.

Risk Grade Classifications

The Company uses the following risk definitions for commercial loan risk grades:

Excellent—Loans in this category are to persons or entities of unquestioned financial strength, a highly liquid financial position, with collateral that is liquid and well margined. These borrowers have performed without question on past obligations, and the Bank expects their performance to continue. Internally generated cash flow covers current maturities of long-term debt by a substantial margin. Loans secured by Bank certificates of deposit and savings accounts, with appropriate holds placed on the accounts, are to be rated in this category.

Very Good—These are loans to persons or entities with strong financial condition and above-average liquidity who have previously satisfactorily handled their obligations with the Bank. Collateral securing the Bank’s debt is margined in accordance with policy guidelines. Internally generated cash flow covers current maturities of long-term debt more than adequately. Unsecured loans to individuals supported by strong financial statements and on which repayment is satisfactory may be included in this classification.

Satisfactory—Assets of this grade conform to substantially all the Bank’s underwriting criteria and evidence an average level of credit risk; however, such assets display more susceptibility to economic, technological or political changes since they lack the above average financial strength of credits rated Very Good. Borrower’s repayment capacity is considered to be adequate. Credit is appropriately structured and serviced; payment history is satisfactory.

Acceptable—Assets of this grade conform to most of the Bank’s underwriting criteria and evidence an acceptable, though higher than average, level of credit risk; however, these loans have certain risk characteristics which could adversely affect the borrower’s ability to repay given material adverse trends. Loans in this category require an above average level of servicing and show more reliance on collateral and guaranties to preclude a loss to the Bank should material adverse trends develop. If the borrower is a company, its earnings, liquidity and capitalization are slightly below average when compared to its peers.

Watch—These loans are characterized by borrowers who have marginal cash flow, marginal profitability, or have experienced an unprofitable year and a declining financial condition. The borrower has in the past satisfactorily handled debts with the Bank, but in recent months has either been late, delinquent in making payments, or made sporadic payments. While the Bank continues to be adequately secured, margins have decreased or are decreasing, despite the borrower’s continued satisfactory condition. Other characteristics of borrowers in this class include inadequate credit information, weakness of financial statement and repayment capacity, but with collateral that appears to limit exposure. This classification includes loans to established borrowers that are reasonably margined by collateral, but where potential for improvement in financial capacity appears limited.

Special Mention—Loans in this category have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deteriorating prospects for the asset or in the institution’s credit position at some future date. Borrowers may be experiencing adverse operating trends or market conditions. Non-financial reasons for rating a credit exposure Special Mention include, but are not limited to: management problems, pending litigations, ineffective loan agreement and/or inadequate loan documentation, structural weaknesses and/or lack of control over collateral.

Substandard—A substandard asset is inadequately protected by the current sound worth or paying capacity of the debtor or the collateral pledged. There exists one or more well defined weaknesses that jeopardize the liquidation of the debt. There is a distinct possibility the Bank will experience some loss if the deficiencies are not corrected.

Doubtful—A loan classified as doubtful has all the weaknesses inherent in a loan classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. These are poor quality loans in which neither the collateral, if any, nor the financial condition of the borrower presently ensure collectability in full in a reasonable period of time; in fact, there is permanent impairment in the collateral securing the Bank’s loan. These loans are in a work-out status and have a defined work-out strategy.

Loss—Loans classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. The Bank takes losses in the period in which they become uncollectible.

The following credit risk standards are assigned to consumer loans:

Satisfactory—All consumer open-end and closed-end retail loans shall have an initial risk grade assigned of 3—Satisfactory.

Substandard—All consumer open-end and closed-end retail loans past due 90 cumulative days from the contractual date will be classified as 7—Substandard. If a consumer/retail loan customer files bankruptcy, the loan will be classified as 7—Substandard regardless of payment history.

Loss—All closed-end retail loans that become past due 120 cumulative days and open-end retail loans that become past due 180 cumulative days from the contractual due date will be charged off as loss assets. The charge-off will be taken by the end of the month in which the 120-day or 180-day time period elapses. All losses in retail credit will be recognized when the affiliate becomes aware of the loss, but in no case should the charge off exceed the time frames stated within this policy.

Loans by classification type and credit risk indicator at December 31, 2017 were as follows:

	Pass	Special Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$162,993	—	572	—	163,565
Home equity line of credit	35,285	—	412	—	35,697
Junior liens	1,184	—	—	—	1,184
Multi-family	37,445	—	—	—	37,445
Construction	30,246	—	—	—	30,246
Land	14,318	—	555	—	14,873
Non-residential real estate	216,901	979	7,072	—	224,952
Farmland	35,253	1,147	451	—	36,851
Consumer loans	8,376	—	244	—	8,620
Commercial loans	83,892	3,572	1,474	—	88,938

Total	$625,893	5,698	10,780	—	642,371

Loans by classification type and credit risk indicator at December 31, 2016 were as follows:

	Pass	Special Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$145,965	744	1,253	—	147,962
Home equity line of credit	35,109	25	550	—	35,684
Junior liens	1,411	30	11	—	1,452
Multi-family	31,280	—	3,004	—	34,284
Construction	39,255	—	—	—	39,255
Land	15,581	35	8,224	—	23,840
Non-residential real estate	172,395	3	10,542	—	182,940
Farmland	44,832	674	2,290	—	47,796
Consumer loans	8,382	—	335	—	8,717
Commercial loans	85,174	603	3,130	—	88,907

Total	$579,384	2,114	29,339	—	610,837

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2017 were as follows:

	At December 31, 2017			For the year ended December 31, 2017
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$257	257	—	1,235	35
Home equity line of credit	—	—	—	447	26
Junior liens	—	—	—	6	—
Multi-family	—	—	—	1,135	—
Construction	—	—	—	—	—
Land	515	515	—	837	44
Non-residential real estate	7,086	7,086	—	8,979	395
Farmland	444	444	—	1,094	35
Consumer loans	—	—	—	8	2
Commercial loans	875	875	—	1,571	46

Total	9,177	9,177	—	15,312	583

Impaired loans with a specific allowance
One-to-four family mortgages	$—	—	—	—	—
Home equity line of credit	—	—	—	—	—
Junior liens	—	—	—	—	—
Multi-family	—	—	—	—	—
Construction	—	—	—	—	—
Land	—	—	—	4,006	—
Non-residential real estate	2	2	2	88	2
Farmland	—	—	—	195	—
Consumer loans	217	217	54	248	—
Commercial loans	541	541	233	479	13

Total	760	760	289	5,016	15

Total impaired loans	$9,937	9,937	289	20,328	598

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2016 were as follows:

	At December 31, 2016			For the year ended December 31, 2016
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$1,253	1,253	—	1,470	67
Home equity line of credit	550	550	—	390	24
Junior liens	11	11	—	13	1
Multi-family	3,004	3,004	—	3,005	172
Construction	—	—	—	—	—
Land	1,553	2,513	—	7,868	38
Non-residential real estate	10,542	10,542	—	9,363	485
Farmland	2,290	2,290	—	1,563	120
Consumer loans	—	—	—	21	1
Commercial loans	2,865	2,865	—	3,168	112

Total	22,068	23,028	—	26,861	1,020

Impaired loans with a specific allowance
One-to-four family mortgages	$—	—	—	452	—
Home equity line of credit	—	—	—	—	—
Junior liens	—	—	—	—	—
Multi-family	—	—	—	910	—
Construction	—	—	—	—	—
Land	6,671	6,671	1,036	1,811	485
Non-residential real estate	—	—	—	—	—
Farmland	—	—	—	533	—
Consumer loans	335	335	84	273	—
Commercial loans	265	265	28	754	24

Total	7,271	7,271	1,148	4,733	509

Total impaired loans	$29,339	30,299	1,148	31,594	1,529

Allowance for Loan Losses

A loan is considered to be impaired when management determines that it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. The value of individually impaired loans is measured based on the present value of expected payments or using the fair value of the collateral if the loan is collateral dependent.

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A management reporting system supplements the review process by providing the Company with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2017, approximately $95.6 million of the outstanding principal balance of the Company’s non-residential real estate loans were secured by owner-occupied properties, approximately $129.4 million was secured by non-owner occupied properties. At December 31, 2016, approximately $78.7 million of the outstanding principal balance of the Company’s non-residential real estate loans were secured by owner-occupied properties, approximately $104.2 million was secured by non-owner occupied properties.

The following table presents the balance in the allowance for loan losses and the recorded investment in loans as of December 31, 2017 and December 31, 2016 by portfolio segment and based on the impairment method as of December 31, 2017 and December 31, 2016.

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2017:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$233	—	2	—	54	289
Collectively evaluated for impairment	614	1,384	1,468	941	130	4,537

Total ending allowance balance	$847	1,384	1,470	941	184	4,826

Loans:
Loans individually evaluated for impairment	$1,416	515	7,532	257	217	9,937
Loans collectively evaluated for impairment	87,522	44,604	291,716	200,189	8,403	632,434

Total ending loans balance	$88,938	45,119	299,248	200,446	8,620	642,371

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2016:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$28	1,036	—	—	84	1,148
Collectively evaluated for impairment	565	1,001	2,154	1,120	124	4,964

Total ending allowance balance	$593	2,037	2,154	1,120	208	6,112

Loans:
Loans individually evaluated for impairment	$3,130	8,224	15,836	1,814	335	29,339
Loans collectively evaluated for impairment	85,777	54,871	249,184	183,284	8,382	581,498

Total ending loans balance	$88,907	63,095	265,020	185,098	8,717	610,837

The average recorded investment in impaired loans for the years ended December 31, 2017 and 2016 was $20.3 million and $31.6 million, respectively. For the year ended December 31, 2017, the Company recognized $598,000 of interest income on impaired loans as compared to $1.5 million of interest income on impaired loans for the years ended December 31, 2016. The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the years ended December 31, 2017, December 31, 2016 and December 31, 2015:

December 31, 2017	Balance 12/31/2016	Charge off	Recovery	Provision for Loan Loss	Ending Balance 12/31/2017
One-to-four family mortgages	$852	(66)	13	(52)	747
Home equity line of credit	260	—	12	(83)	189
Junior liens	8	—	4	(7)	5
Multi-family	412	—	417	(515)	314
Construction	277	—	—	(116)	161
Land	1,760	(2,608)	559	1,512	1,223
Non-residential real estate	964	—	16	(191)	789
Farmland	778	—	10	(421)	367
Consumer loans	208	(261)	87	150	184
Commercial loans	593	(224)	278	200	847

	$6,112	(3,159)	1,396	477	4,826

December 31, 2016	Balance 12/31/2015	Charge off	Recovery	Provision for Loan Loss	Ending Balance 12/31/2016
One-to-four family mortgages	$1,030	—	167	(345)	852
Home equity line of credit	201	(30)	14	75	260
Junior liens	8	—	14	(14)	8
Multi-family	227	(421)	—	606	412
Construction	377	—	—	(100)	277
Land	1,379	—	—	381	1,760
Non-residential real estate	1,139	—	10	(185)	964
Farmland	358	—	—	420	778
Consumer loans	358	(422)	293	(21)	208
Commercial loans	623	(595)	141	424	593

	$5,700	(1,468)	639	1,241	6,112

December 31, 2015	Balance 12/31/2014	Charge off	Recovery	Provision for Loan Loss	Ending Balance 12/31/2015
One-to-four family mortgages	$1,198	(143)	39	(64)	1,030
Home equity line of credit	181	(92)	10	102	201
Junior liens	14	—	4	(10)	8
Multi-family	85	—	—	142	227
Construction	146	—	—	231	377
Land	1,123	(911)	—	1,167	1,379
Non-residential real estate	2,083	(222)	2	(724)	1,139
Farmland	461	—	—	(103)	358
Consumer loans	494	(298)	118	44	358
Commercial loans	504	(201)	54	266	623

	$6,289	(1,867)	227	1,051	5,700

Non-accrual loans totaled $1.3 million and $9.1 million at December 31, 2017 and December 31, 2016, respectively. All non-accrual loans noted below are classified as substandard. Interest income foregone on such loans totaled $100,000 at December 31, 2017, $108,000 at December 31, 2016, and $337,000 at December 31, 2015, respectively. The Company is not committed to lend additional funds to borrowers whose loans have been placed on a non-accrual basis. At December 31, 2017, there was one loan with a balance $88,000 that was past due more than ninety days and still accruing interest. There were no loans past due more than three months and still accruing interest as of December 31, 2016 and December 31, 2015, respectively. At December 31, 2017 and December 31, 2016, the Company’s balances of non-accrual loans by loan type are as follows:

	12/31/2017	12/31/2016
One-to-four family first mortgages	$266	$270
Home equity lines of credit	402	402
Junior lien	4	—
Land	40	7,675
Non-residential real estate	—	208
Farmland	111	—
Consumer loans	3	3
Commercial loans	459	516

Total non-accrual loans	$1,285	$9,074

The table below presents gross loan balances excluding deferred loan fees of $443,000 at December 31, 2017 by loan classification allocated between past due, performing and non-accrual:

	Currently Performing	30 – 89 Days Past Due	More than 90 days past Due and still Accruing	Non-accrual Loans	Total
One-to-four family mortgages	$163,030	181	88	266	$163,565
Home equity line of credit	35,295	—	—	402	35,697
Junior liens	1,180	—	—	4	1,184
Multi-family	37,445	—	—	—	37,445
Construction	30,246	—	—	—	30,246
Land	14,833	—	—	40	14,873
Non-residential real estate	224,743	209	—	—	224,952
Farmland	36,740	—	—	111	36,851
Consumer loans	8,614	3	—	3	8,620
Commercial loans	88,479	—	—	459	88,938

Total	$640,605	393	88	1,285	642,371

The table below presents gross loan balances excluding deferred loan fees of $439,000 at December 31, 2016 by loan classification allocated between past due, performing and non-accrual:

	Currently Performing	30 – 89 Days Past Due	Non-accrual Loans	Total
One-to-four family mortgages	$146,796	896	270	$147,962
Home equity line of credit	35,260	22	402	35,684
Junior liens	1,448	4	—	1,452
Multi-family	34,284	—	—	34,284
Construction	39,255	—	—	39,255
Land	16,165	—	7,675	23,840
Non-residential real estate	182,732	—	208	182,940
Farmland	47,796	—	—	47,796
Consumer loans	8,686	28	3	8,717
Commercial loans	88,130	261	516	88,907

Total	$600,552	1,211	9,074	610,837

Troubled Debt Restructuring

On a periodic basis, the Company may modify the terms of certain loans. In evaluating whether a restructuring constitutes a TDR, ASC 310; A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring, is determinative. In evaluating whether a restructuring constitutes a TDR, the Company must separately conclude that both of the following exist:

a.)	The restructuring constitutes a concession

b.)	The debtor is experiencing financial difficulties

ASC 310 provides the following guidance for the Company’s evaluation of whether it has granted a concession.

If a debtor does not otherwise have access to funds at a market interest rate for debt with similar risk characteristics as the restructured debt, the restructured debt would be considered a below market rate, which may indicate that the Company may have granted a concession. In that circumstance, the Company should consider all aspects of the restructuring in determining whether it has granted a concession, the creditor must make a separate assessment about whether the debtor is experiencing financial difficulties to determine whether the restructuring constitutes a TDR.

A temporary or permanent increase in the interest rate on a loan as a result of a restructuring does not eliminate the possibility of the restructuring from being considered a concession if the new interest rate on the loan is below the market interest rate for loans of similar risk characteristics.

A restructuring that results in a delay in payment that is insignificant is not a concession. However, the Company must consider a variety of factors in assessing whether a restructuring resulting in a delay in payment is insignificant.

There were no loans as of December 31, 2017, December 31, 2016 and December 31, 2015 that were been modified as TDRs and within twelve months of the modification subsequently defaulted on their modified terms. At December 31, 2017 and December 31, 2016, there were no commitments to lend additional funds to any borrower whose loan terms have been modified in a TDR.

A summary of the activity in loans classified as TDRs for the year ended December 31, 2017 is as follows:

	Balance at 12/31/16	New TDR	Loss on Foreclosure	Transferred to Non-accrual	Loan Amortization	Balance at 12/31/17
Multi-family real estate	$815	—	—	—	(815)	—
Non-residential real estate	5,646	—	—	—	(2,483)	3,163

Total performing TDR	$6,461	—	—	—	(3,298)	3,163

During the year ended December 31, 2017, there were no new loans modified as TDR.

A summary of the activity in loans classified as TDRs for the year ended December 31, 2016 is as follows:

	Balance at 12/31/15	New TDR	Loss on Foreclosure	Transferred to Non-accrual	Loan Amortization	Balance at 12/31/16
Multi-family real estate	$—	816	—	—	(1)	815
Non-residential real estate	5,536	228	—	—	(118)	5,646

Total performing TDR	$5,536	1,044	—	—	(119)	6,461

During the year ended December 31, 2016, the Company made financial concessions to one borrower having four loans totaling $1.04 million that resulted in in a TDR classification. The loans were secured by three multi-family real estate properties and one parcel of non-residential real estate. The borrower had financial problems and made a request of the Bank to make interest only payments for a period not to exceed one year. During the interest only period, the borrower committed to attempt to sell the collateral. During 2017, the borrower successfully sold the collateral and the Company received all funds due.

A summary of the activity in loans classified as TDRs for the year ended December 31, 2015 is as follows:

	Balance at 12/31/14	New TDR	Loss on Foreclosure	Transferred to Non-accrual	Loan Amortization	Balance at 12/31/15
Non-residential real estate	$3,284	2,265	—	—	(13)	5,536

Total performing TDR	$3,284	2,265	—	—	(13)	5,536

During the year ended December 31, 2015 there were six new loans to one borrower modified as TDR. The loans included one commercial vehicle, two parcels of non-residential real estate and three loans for commercial equipment used in conjunction with the non-residential real estate. The customer had financial difficulties related to personal legal issues. The customer received a concession from the Bank of one year of interest only payments due to his inability to materially participate in the business. The customer listed the properties for sale. The properties remained in TDR status until they were sold to a third party in 2017.

The Company originates loans to officers and directors and their affiliates at terms substantially equivalent to those available to other borrowers. Loans to officers and directors at December 31, 2017 and December 31, 2016, were approximately $5.9 million and $4.9 million, respectively. At December 31, 2017 and December 31, 2016, funds committed that were undisbursed to officers and directors approximated $1.5 million and $380,000, respectively.

The following summarizes activity of loans to officers and directors and their affiliates for the years ended December 31, 2017 and December 31, 2016:

	2017	2016
Balance at beginning of period	$4,894	3,844
New loans	3,043	1,651
Principal repayments	(2,004)	(601)

Balance at end of period	$5,933	4,894